UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 9, 2015
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

520 Madison Avenue New York, New York (Address of principal executive offices)	10022 (Zip Code)

(800) 225-5224
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On February 9, 2015, CA, Inc. (the "Company") issued a press release announcing that it has been notified of an unsolicited "mini-tender" offer by TRC Capital Corporation ("TRC Capital") to purchase up to 3,000,000 shares of the Company's outstanding common stock. The Company does not endorse TRC Capital's mini-tender offer and recommends that stockholders do not tender their shares. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	CA, Inc. press release dated February 9, 2015 regarding an unsolicited “mini-tender” offer by TRC Capital Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.

Date:	February 9, 2015	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Chief Governance Counsel, and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	CA, Inc. press release dated February 9, 2015 regarding an unsolicited “mini-tender” offer by TRC Capital Corporation.